Vanguard Dividend Growth Fund
Supplement Dated September 20, 2021, to the Prospectus and Summary Prospectus Dated May 28, 2021
Effective September 20, 2021, the primary benchmark of Vanguard Dividend Growth Fund (the Fund) has changed from the NASDAQ US Dividend Achievers Select Index to the S&P U.S. Dividend Growers Index, which the Fund’s board of trustees believes accurately reflects the investment strategy of the Fund. Returns for the new benchmark will be included in future prospectus updates.
Prospectus Text Changes
The second paragraph under the heading “Investment Advisor” in the More on the Fund section is replaced with the following:
The Fund pays the advisor a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets under management during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the return of the Fund relative to that of the S&P U.S. Dividend Growers Index over a specified time period. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.
The following is added in the Glossary of Investment Terms section:
 S&P U.S. Dividend Growers Index. An index that consists of common stocks of companies that have a record of increasing dividends over time.
 © 2021 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.PS 57A 092021

Vanguard Specialized Funds

Supplement Dated September 20, 2021, to the Statement of Additional Information Dated May 28, 2021
Effective September 20, 2021, Vanguard Dividend Growth Fund’s primary benchmark has changed from the NASDAQ US Dividend Achievers Select Index to the S&P U.S. Dividend Growers Index.
 Statement of Additional Information Text Changes
In the Investment Advisory and Other Services section, in the first paragraph under the heading “III. Vanguard Global Capital Cycles Fund, Vanguard Global ESG Select Stock Fund, Vanguard Dividend Growth Fund, and Vanguard Health Care Fund” on page B-47, the reference to the NASDAQ US Dividend Achievers Select Index is hereby replaced with a reference to the S&P U.S. Dividend Growers Index.
Within the same section, in the second paragraph under the heading “3. Description of Compensation” on page B-48, the reference to the NASDAQ US Dividend Achievers Select Index is hereby replaced with a reference to the S&P U.S. Dividend Growers Index.
© 2021 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 051A 092021